UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2017

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	44

Federal Tax Information	45

Dividend Reinvestment Plan	46

Management and Organization	48

Important Notices	51

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generated broad gains during the 12 months ended October 31, 2017, a period characterized by synchronized global growth, subdued inflation and abundant liquidity. Higher-yielding fixed-income sectors posted healthy increases during the period. Credit spreads narrowed globally, while interest rates generally rose in developed markets and declined in emerging markets. The U.S. dollar weakened against most foreign currencies. Equity returns were strong across developed and emerging markets.

The period began with the unexpected outcome of the U.S. presidential election, which came less than five months after the U.K.’s stunning vote to leave the European Union (EU). Optimism about the new administration’s pro-growth agenda sparked a rally in domestic equities and corporate credit that continued throughout much of the period. While investors awaited fiscal stimulus, the U.S. economy continued to grow at a modest pace, and corporate earnings strengthened. The Federal Reserve (the Fed) raised interest rates three times during the period, despite softening inflation, and began reducing the size of its balance sheet in October 2017.

Overseas, election outcomes in France and the Netherlands dampened concerns about the stability of the EU, and acceleration in the eurozone economy further lifted investor sentiment. The European Central Bank tapered its monthly bond purchases, but extended the length of its bond-buying program and held interest rates at record lows. The Bank of Japan maintained its ultra-easy policies, and Prime Minister Abe won a strong mandate in Japan’s national election, allowing his economic reforms to continue. Government spending bolstered China’s economy, and the rising price of oil and other commodities benefited Russia and Brazil.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Short Duration Diversified Income Fund (the Fund) had a total return of 9.16% at net asset value (NAV).

Investments in Mortgage-Backed Securities (MBS) had a positive contribution to the Fund’s performance. The agency MBS market digested the implementation of the Fed’s balance sheet normalization plan better than anticipated and mortgage spreads ground tighter throughout the year. The Fund maintained its focus on high-coupon seasoned agency MBS, due to the prepay protection of loans originated more than a decade ago. U.S. interest rates increased during the period, and higher rates typically translate into lower refinancing activity. The Fund benefited from its position in Floating-Rate Agency MBS, which outperformed Fixed-Rate Agency MBS and U.S. Treasurys over the course of the year. As the short end of the yield curve rose on the back of Fed Rate hikes, the coupons in Floating-Rate Agency MBS reset higher, providing more yield to buyers going forward.

Investments in senior secured loans also contributed to Fund performance. Security selection overall was beneficial to Fund performance versus the S&P/LSTA Leveraged Loan Index (the Index),2 with loan picks in the Fund outpacing those within the Index at large. Providing a slight offset was the Fund’s relative underweight to lower rated credit8 segments of the market, namely the CCC and D (defaulted) ratings tiers within the Index. For the period, the Fund held overweight positions in the BB- and B-rated segments of the loan Index — which returned 3.97% and 5.13%, respectively — while maintaining underweights to CCC- and D-rated segments of the Index — which returned 15.22% and 9.94%, respectively.

The Fund’s exposure to non-U.S. instruments contributed to Fund performance during the 12-month period. Select long investments in emerging and frontier sovereign credit performed well, as did a long position in the Icelandic krona versus the euro. Certain of these exposures were gained via the use of credit-default swaps and those instruments, themselves, were positive contributors to performance. During the period, sovereign credit markets in developing countries, in aggregate, performed well as the combination of attractive yields and a relatively benign macro backdrop lured investor interest. Meanwhile, driven by thriving tourism, Iceland’s economy continued to grow at a solid pace, and the government removed the remaining capital controls it had implemented in the wake of the global financial crisis. The Fund’s stake in the Colombian peso detracted from relative performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Performance3

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA, Eric Stein, CFA and Sarah C. Orvin, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	02/28/2005	9.16%	4.29%	5.56%
Fund at Market Price	—	13.86	3.33	5.96

% Premium/Discount to NAV[4]
				–7.41%

Distributions[5]
Total Distributions per share for the period				$0.986
Distribution Rate at NAV				5.99%
Distribution Rate at Market Price				6.47%

% Total Leverage[6]
Derivatives				17.32%
Borrowings				19.23

Fund Profile

Asset Allocation (% of total leveraged assets)7

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, the returns would be lower.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com.

The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Total leveraged assets include all assets of the Fund (including those acquired with financial leverage) and derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 157.6%. Please refer to the definition of total leveraged assets within the Notes to Financial Statements included herein.

[8]

Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

4

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments

Senior Floating-Rate Loans — 34.5%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.5%
TransDigm, Inc.
Term Loan, 4.33%, (USD LIBOR + 3.00%), Maturing June 4, 2021(2)	314	$316,206
Term Loan, 4.27%, (USD LIBOR + 3.00%), Maturing June 9, 2023(2)	663	666,163
Term Loan, 4.26%, (USD LIBOR + 3.00%), Maturing August 22, 2024(2)	495	498,471

		$1,480,840

Automotive — 1.0%
Allison Transmission, Inc.
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing September 23, 2022	234	$235,273
CS Intermediate Holdco 2, LLC
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing November 2, 2023	284	285,600
Dayco Products, LLC
Term Loan, 6.32%, (3 mo. USD LIBOR + 5.00%), Maturing May 19, 2023	175	176,308
FCA US, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018	216	217,035
Federal-Mogul Holdings Corporation
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing April 15, 2021	517	520,857
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2019	383	385,330
Horizon Global Corporation
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing June 30, 2021	75	75,993
Sage Automotive Interiors, Inc.
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing October 27, 2022	124	124,528
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024	518	521,594
Visteon Corporation
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing March 24, 2024	102	102,742

		$2,645,260

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 7.08%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020	345	$324,722
Refresco Group B.V.
Term Loan, Maturing September 26, 2024(3)	50	50,375

		$375,097

Brokerage / Securities Dealers / Investment Houses — 0.2%
Aretec Group, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing November 23, 2020	103	$103,402
Term Loan - Second Lien, 6.74%, (1 mo. USD LIBOR + 5.50% (2.00% Cash, 4.74% PIK)), Maturing May 23, 2021	225	224,289
Salient Partners L.P.
Term Loan, 9.85%, (3 mo. USD LIBOR + 8.50%), Maturing May 19, 2021	133	128,949

		$456,640

Building and Development — 0.9%
Core & Main L.P.
Term Loan, 4.46%, (6 mo. USD LIBOR + 3.00%), Maturing August 1, 2024	125	$126,224
CPG International, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 3, 2024	392	395,324
DTZ U.S. Borrower, LLC
Term Loan, 4.59%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2021	514	517,098
Hanjin International Corp.
Term Loan, 3.85%, (3 mo. USD LIBOR + 2.50%), Maturing September 20, 2020	75	75,375
Ply Gem Industries, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing February 1, 2021	297	299,518
Quikrete Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	447	447,742
RE/MAX International, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	399	400,395
Summit Materials Companies I, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 17, 2022	122	123,308
VICI Properties 1, LLC
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.50%), Maturing October 14, 2022	132	132,751

		$2,517,735

5	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 3.8%
Acosta Holdco, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021	532	$468,770
Altisource Solutions S.a.r.l.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing December 9, 2020	122	117,407
Avatar Purchaser, Inc.
Term Loan, Maturing September 6, 2024(3)	200	200,500
Belron S.A.
Term Loan, Maturing October 26, 2024(3)	75	75,656
Change Healthcare Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024	1,169	1,176,757
Charah, LLC
Term Loan, 7.49%, (1 mo. USD LIBOR + 6.25%), Maturing October 25, 2024	100	100,500
Corporate Capital Trust, Inc.
Term Loan, 4.63%, (3 mo. USD LIBOR + 3.25%), Maturing May 20, 2019	1,048	1,051,157
CPM Holdings, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing April 11, 2022	246	249,680
Cypress Intermediate Holdings III, Inc.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing April 27, 2024	224	225,400
DigiCert, Inc.
Term Loan, Maturing October 31, 2024(3)	150	152,100
Education Management, LLC
Term Loan, 5.85%, (3 mo. USD LIBOR + 4.50%), Maturing July 2, 2020(4)	67	31,992
Term Loan, 8.85%, (3 mo. USD LIBOR + 7.50%), Maturing July 2, 2020(4)	152	0
EIG Investors Corp.
Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing February 9, 2023	566	572,405
Extreme Reach, Inc.
Term Loan, 7.59%, (3 mo. USD LIBOR + 6.25%), Maturing February 7, 2020	107	106,662
First Data Corporation
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022	481	482,986
Garda World Security Corporation
Term Loan, 5.31%, (3 mo. USD LIBOR + 4.00%), Maturing May 24, 2024	320	322,764
GreenSky Holdings, LLC
Term Loan, 5.25%, (1 mo. USD LIBOR + 4.00%), Maturing August 26, 2024	250	251,250

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
IG Investment Holdings, LLC
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing October 31, 2021		434	$440,249
Information Resources, Inc.
Term Loan, 5.62%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024		174	175,997
J.D. Power and Associates
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing September 7, 2023		174	175,577
KAR Auction Services, Inc.
Term Loan, 3.63%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		351	353,535
Kronos Incorporated
Term Loan, 4.81%, (3 mo. USD LIBOR + 3.50%), Maturing November 1, 2023		1,042	1,050,408
Monitronics International, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022		393	390,595
PGX Holdings, Inc.
Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		337	337,022
Prime Security Services Borrower, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022		298	300,985
Red Ventures, LLC
Term Loan, Maturing October 11, 2022(3)		200	198,875
Spin Holdco, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing November 14, 2022		616	619,947
Techem GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2024	EUR	200	234,911
Tempo Acquisition, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		150	150,295
Vantiv, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing October 14, 2023		81	82,061
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing August 7, 2024		150	150,969
Term Loan, Maturing September 18, 2024(3)		50	50,167
West Corporation
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		175	175,175

			$10,472,754

6	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 1.4%
Atlantic Broadband Finance, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 30, 2019	127	$127,390
Charter Communications Operating, LLC
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024	369	372,402
CSC Holdings, LLC
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025	457	456,503
MCC Iowa, LLC
Term Loan, 3.71%, (1 week USD LIBOR + 2.50%), Maturing January 29, 2021	168	168,452
Numericable Group S.A.
Term Loan, 4.13%, (3 mo. USD LIBOR + 2.75%), Maturing July 31, 2025	323	323,527
Telenet Financing USD, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2025	100	100,514
UPC Financing Partnership
Term Loan, 3.73%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026	450	452,025
Virgin Media Bristol, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	1,275	1,281,275
Ziggo Secured Finance Partnership
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025	625	627,083

		$3,909,171

Chemicals and Plastics — 1.5%
Ashland, Inc.
Term Loan, 3.29%, (USD LIBOR + 2.00%), Maturing May 17, 2024(2)	100	$100,457
Avantor, Inc.
Term Loan, Maturing September 7, 2024(3)	200	200,719
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing June 1, 2024	374	376,556
Emerald Performance Materials, LLC
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021	336	338,686
Term Loan - Second Lien, 8.99%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022	100	100,156
Gemini HDPE, LLC
Term Loan, 4.38%, (3 mo. USD LIBOR + 3.00%), Maturing August 7, 2021	363	365,319

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
H.B. Fuller Company
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing October 12, 2024		325	$327,263
Ineos US Finance, LLC
Term Loan, 3.94%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2022		122	122,355
Term Loan, Maturing March 31, 2024(3)		525	525,000
Kraton Polymers, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing January 6, 2022		98	99,380
MacDermid, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		278	279,757
PolyOne Corporation
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing November 11, 2022		98	98,988
PQ Corporation
Term Loan, 4.63%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2022		222	224,990
Solenis International L.P.
Term Loan, 4.50%, (3 mo. EURIBOR + 3.50%, Floor 1.00%), Maturing July 31, 2021	EUR	170	200,428
Tata Chemicals North America, Inc.
Term Loan, 4.13%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020		161	161,427
Tronox Blocked Borrower, LLC
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024		159	159,787
Tronox Finance, LLC
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024		366	368,740

			$4,050,008

Conglomerates — 0.1%
Spectrum Brands, Inc.
Term Loan, 3.29%, (USD LIBOR + 2.00%), Maturing June 23, 2022(2)		324	$326,925

			$326,925

Containers and Glass Products — 0.3%
Consolidated Container Company, LLC
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing May 22, 2024		50	$50,414
Horizon Holdings III SAS
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	300	349,848

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Pelican Products, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing April 11, 2020	418	$420,329

		$820,591

Cosmetics / Toiletries — 0.2%
Galleria Co.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing September 29, 2023	325	$325,407
KIK Custom Products, Inc.
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing August 26, 2022	246	248,602

		$574,009

Drugs — 1.5%
Alkermes, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing September 25, 2021	71	$71,897
Amneal Pharmaceuticals, LLC
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing November 1, 2019	630	635,694
Arbor Pharmaceuticals, Inc.
Term Loan, 6.33%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	268	268,795
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 5.50%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	773	784,079
Horizon Pharma, Inc.
Term Loan, 5.00%, (1 mo. USD LIBOR + 3.75%), Maturing March 29, 2024	565	568,530
Mallinckrodt International Finance S.A.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	734	736,134
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.99%, (1 mo. USD LIBOR + 4.75%), Maturing April 1, 2022	988	1,008,568

		$4,073,697

Ecological Services and Equipment — 0.2%
EnergySolutions, LLC
Term Loan, 6.09%, (3 mo. USD LIBOR + 4.75%), Maturing May 29, 2020	459	$467,261
GFL Environmental, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 29, 2023	149	149,335

		$616,596

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 3.7%
Almonde, Inc.
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	425	$424,362
Answers Finance, LLC
Term Loan - Second Lien, 9.00%, (3 mo. USD Prime + 7.90%, Cap 1.10%), Maturing September 15, 2021	30	29,000
Applied Systems, Inc.
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing September 19, 2024	350	354,764
Avast Software B.V.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing September 29, 2023	337	339,391
Campaign Monitor Finance Pty. Limited
Term Loan, 6.58%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021	118	115,112
CommScope, Inc.
Term Loan, 3.37%, (USD LIBOR + 2.00%), Maturing December 29, 2022(2)	136	136,591
Cypress Semiconductor Corporation
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 5, 2021	188	189,082
Electrical Components International, Inc.
Term Loan, 6.09%, (3 mo. USD LIBOR + 4.75%), Maturing May 28, 2021	606	610,791
Electro Rent Corporation
Term Loan, 6.27%, (2 mo. USD LIBOR + 5.00%), Maturing January 19, 2024	223	226,662
Exact Merger Sub, LLC
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	100	101,000
Excelitas Technologies Corp.
Term Loan, 6.34%, (3 mo. USD LIBOR + 5.00%), Maturing October 31, 2020	142	142,873
Go Daddy Operating Company, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing February 15, 2024	822	826,625
GTCR Valor Companies, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing June 16, 2023	125	126,982
Hyland Software, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2022	100	100,809
Infoblox, Inc.
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing November 7, 2023	149	149,685

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Informatica Corporation
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 5, 2022	416	$417,899
Lattice Semiconductor Corporation
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021	88	88,784
MA FinanceCo., LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 19, 2021	875	875,686
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	26	25,849
MTS Systems Corporation
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023	248	249,666
Renaissance Learning, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing April 9, 2021	121	122,099
Rocket Software, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing October 14, 2023	198	200,619
Seattle Spinco, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	174	174,562
SkillSoft Corporation
Term Loan, 5.99%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	680	652,841
Southwire Company
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing February 10, 2021	393	395,492
SS&C Technologies, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022	14	13,987
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022	288	290,432
SurveyMonkey, Inc.
Term Loan, 5.84%, (3 mo. USD LIBOR + 4.50%), Maturing April 13, 2024	299	302,617
Synchronoss Technologies, Inc.
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 19, 2024	149	149,320
Syncsort Incorporated
Term Loan, 6.31%, (3 mo. USD LIBOR + 5.00%), Maturing August 9, 2024	225	222,131
Tibco Software, Inc.
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020	150	150,625
Uber Technologies
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing July 13, 2023	322	324,364

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
VeriFone, Inc.
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing July 8, 2021	484	$486,169
Veritas Bermuda Ltd.
Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing January 27, 2023	419	421,872
Wall Street Systems Delaware, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 26, 2023	279	280,404
Western Digital Corporation
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2023	415	417,747

		$10,136,894

Equipment Leasing — 0.6%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 3, 2022	748	$754,244
Delos Finance S.a.r.l.
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing October 6, 2023	425	428,719
Flying Fortress, Inc.
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing October 30, 2022	500	503,437

		$1,686,400

Financial Intermediaries — 1.4%
Armor Holding II, LLC
Term Loan, 5.84%, (3 mo. USD LIBOR + 4.50%), Maturing June 26, 2020	409	$413,920
Citco Funding, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2022	660	666,221
Clipper Acquisitions Corp.
Term Loan, 3.57%, (3 mo. USD LIBOR + 2.25%), Maturing February 6, 2020	95	95,913
Donnelley Financial Solutions, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 29, 2023	57	57,500
FinCo I, LLC
Term Loan, 2.75%, (USD LIBOR + 2.75%), Maturing June 14, 2022	200	202,896
Focus Financial Partners, LLC
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing July 3, 2024	175	176,794

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Freedom Mortgage Corporation
Term Loan, 6.96%, (6 mo. USD LIBOR + 5.50%), Maturing February 23, 2022	173	$176,902
Greenhill & Co., Inc.
Term Loan, 5.05%, (USD LIBOR + 3.75%), Maturing October 12, 2022(2)	150	150,844
Guggenheim Partners, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	211	212,443
LPL Holdings, Inc.
Term Loan, 3.65%, (USD LIBOR + 2.25%), Maturing September 23, 2024(2)	249	250,349
NXT Capital, Inc.
Term Loan, 5.75%, (1 mo. USD LIBOR + 4.50%), Maturing November 22, 2022	397	402,955
Quality Care Properties, Inc.
Term Loan, 6.49%, (1 mo. USD LIBOR + 5.25%), Maturing October 31, 2022	471	472,223
Walker & Dunlop, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing December 11, 2020	119	120,340
Walter Investment Management Corp.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 18, 2020	607	574,604

		$3,973,904

Food Products — 1.0%
Alphabet Holding Company, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	375	$367,441
Blue Buffalo Company Ltd.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing May 27, 2024	150	151,028
Del Monte Foods, Inc.
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021	120	103,469
High Liner Foods Incorporated
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021	134	134,633
HLF Financing S.a.r.l.
Term Loan, 6.74%, (1 mo. USD LIBOR + 5.50%), Maturing February 15, 2023	217	219,371
Jacobs Douwe Egberts International B.V.
Term Loan, 3.56%, (3 mo. USD LIBOR + 2.25%), Maturing July 2, 2022	320	322,510
JBS USA, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing October 30, 2022	1,095	1,078,767

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Products (continued)
Nomad Foods Europe Midco Limited
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2024	100	$100,812
Post Holdings, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing May 24, 2024	274	275,838

		$2,753,869

Food Service — 0.3%
Pizza Hut Holdings, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing June 16, 2023	173	$174,430
Weight Watchers International, Inc.
Term Loan, 4.55%, (USD LIBOR + 3.25%), Maturing April 2, 2020(2)	599	594,794

		$769,224

Food / Drug Retailers — 0.4%
Albertsons, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021	228	$221,791
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023	493	478,919
General Nutrition Centers, Inc.
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing March 4, 2019	216	206,291
Rite Aid Corporation
Term Loan - Second Lien, 6.00%, (1 mo. USD LIBOR + 4.75%), Maturing August 21, 2020	100	101,250

		$1,008,251

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing November 3, 2023	173	$174,549

		$174,549

Health Care — 3.9%
ADMI Corp.
Term Loan, 5.11%, (3 mo. USD LIBOR + 3.75%), Maturing April 30, 2022	246	$248,227
Akorn, Inc.
Term Loan, 5.50%, (1 mo. USD LIBOR + 4.25%), Maturing April 16, 2021	159	160,713

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Alliance Healthcare Services, Inc.
Term Loan, Maturing October 24, 2023(3)	125	$125,469
Beaver-Visitec International, Inc.
Term Loan, 6.33%, (3 mo. USD LIBOR + 5.00%), Maturing August 21, 2023	149	148,500
CareCore National, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing March 5, 2021	568	569,349
CHG Healthcare Services, Inc.
Term Loan, 4.63%, (USD LIBOR + 3.25%), Maturing June 7, 2023(2)	369	373,556
Community Health Systems, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing December 31, 2019	369	363,578
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing January 27, 2021	684	663,469
DaVita HealthCare Partners, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 24, 2021	532	537,302
DJO Finance, LLC
Term Loan, 4.54%, (USD LIBOR + 3.25%), Maturing June 8, 2020(2)	391	391,831
Envision Healthcare Corporation
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing December 1, 2023	1,315	1,323,171
Genoa, a QoL Healthcare Company, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing October 28, 2023	99	99,884
Greatbatch Ltd.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing October 27, 2022	149	149,508
INC Research, LLC
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2024	74	74,297
Indivior Finance S.a.r.l.
Term Loan, 7.39%, (3 mo. USD LIBOR + 6.00%), Maturing December 19, 2019	153	154,461
Kindred Healthcare, Inc.
Term Loan, 4.88%, (3 mo. USD LIBOR + 3.50%), Maturing April 9, 2021	729	732,785
Kinetic Concepts, Inc.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	499	498,854
KUEHG Corp.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing August 13, 2022	295	296,722
Term Loan - Second Lien, 9.58%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	50	50,125

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Medical Depot Holdings, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing January 3, 2023	147	$134,765
MMM Holdings, Inc.
Term Loan, 10.25%, (3 mo. USD LIBOR + 8.75%), Maturing June 30, 2019	84	82,324
MPH Acquisition Holdings, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	409	412,781
MSO of Puerto Rico, Inc.
Term Loan, 10.25%, (3 mo. USD LIBOR + 8.75%), Maturing June 30, 2019	61	59,849
Navicure, Inc.
Term Loan, Maturing October 3, 2024(3)	100	100,250
New Millennium Holdco, Inc.
Term Loan, 7.74%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	87	43,570
Opal Acquisition, Inc.
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing November 27, 2020	289	279,536
Ortho-Clinical Diagnostics S.A.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2021	532	534,841
Parexel International Corporation
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 27, 2024	400	404,400
PharMerica Corporation
Term Loan, Maturing September 26, 2024(3)	125	125,859
Quintiles IMS Incorporated
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	575	579,468
Term Loan, 3.32%, (3 mo. USD LIBOR + 2.00%), Maturing January 31, 2025	225	226,641
Select Medical Corporation
Term Loan, 4.85%, (USD LIBOR + 3.50%), Maturing March 1, 2021(2)	249	251,741
Surgery Center Holdings, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	150	149,212
Tecomet, Inc.
Term Loan, 5.06%, (3 mo. USD LIBOR + 3.75%), Maturing May 2, 2024	125	125,155
U.S. Anesthesia Partners, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing June 23, 2024	150	150,186

		$10,622,379

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Home Furnishings — 0.3%
Serta Simmons Bedding, LLC
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		794	$785,399

			$785,399

Industrial Equipment — 1.3%
Apex Tool Group, LLC
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2020		523	$519,377
Clark Equipment Company
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing May 18, 2024		348	351,225
Dragon Merger Sub, LLC
Term Loan, 5.36%, (3 mo. USD LIBOR + 4.00%), Maturing July 24, 2024		125	126,484
EWT Holdings III Corp.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing January 15, 2021		778	786,081
Gardner Denver, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		200	200,959
Gates Global, LLC
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing April 1, 2024		372	374,644
Generac Power Systems, Inc.
Term Loan, 3.59%, (3 mo. USD LIBOR + 2.25%), Maturing May 31, 2023		252	252,810
Paladin Brands Holding, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022		150	151,125
Paternoster Holding IV GmbH
Term Loan, 6.00%, (3 mo. EURIBOR + 5.00%, Floor 1.00%), Maturing March 31, 2022	EUR	175	207,066
STS Operating, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing February 12, 2021		328	330,583
Tank Holding Corp.
Term Loan, 5.54%, (USD LIBOR + 4.25%), Maturing March 16, 2022(2)		131	131,342

			$3,431,696

Insurance — 0.8%
Asurion, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 4, 2022		952	$959,963
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		433	436,870

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Cunningham Lindsey U.S., Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing December 10, 2019	163	$161,128
Hub International Limited
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing October 2, 2020	100	100,913
USI, Inc.
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	400	400,950

		$2,059,824

Leisure Goods / Activities / Movies — 1.1%
AMC Entertainment, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2022	392	$392,770
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023	99	99,136
Bombardier Recreational Products, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2023	817	821,855
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022	193	194,743
ClubCorp Club Operations, Inc.
Term Loan, 4.59%, (3 mo. USD LIBOR + 3.25%), Maturing August 15, 2024	275	275,902
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024	125	125,990
Emerald Expositions Holding, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing May 22, 2024	175	176,144
Lindblad Expeditions, Inc.
Term Loan, 5.95%, (6 mo. USD LIBOR + 4.50%), Maturing May 8, 2021	45	45,021
Term Loan, 5.95%, (6 mo. USD LIBOR + 4.50%), Maturing May 8, 2021	346	348,912
SRAM, LLC
Term Loan, 4.53%, (2 mo. USD LIBOR + 3.25%), Maturing March 15, 2024	275	276,298
Steinway Musical Instruments, Inc.
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.75%), Maturing September 19, 2019	372	363,681

		$3,120,452

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 1.0%
Amaya Holdings B.V.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 1, 2021	632	$636,420
Term Loan - Second Lien, 8.33%, (3 mo. USD LIBOR + 7.00%), Maturing August 1, 2022	244	246,443
CityCenter Holdings, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing April 18, 2024	349	351,007
Golden Nugget, Inc.
Term Loan, 4.53%, (USD LIBOR + 3.25%), Maturing October 4, 2023(2)	125	126,068
Hilton Worldwide Finance, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing October 25, 2023	844	850,223
MGM Growth Properties Operating Partnership L.P.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 25, 2023	369	371,684
Playa Resorts Holding B.V.
Term Loan, 4.37%, (USD LIBOR + 3.00%), Maturing April 5, 2024(2)	175	175,072

		$2,756,917

Nonferrous Metals / Minerals — 0.5%
Fairmount Santrol, Inc.
Term Loan, 6.75%, (3 mo. USD Prime + 2.50%), Maturing September 5, 2019	338	$338,171
Term Loan, Maturing October 12, 2024(3)	275	275,773
Global Brass & Copper, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing July 18, 2023	149	150,542
Murray Energy Corporation
Term Loan, 8.58%, (3 mo. USD LIBOR + 7.25%), Maturing April 16, 2020	355	318,780
New Day Aluminum, LLC
Term Loan, 10.00%, (4.00% Cash, 6.00% PIK), Maturing October 28, 2020(4)(5)	5	3,044
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(4)(6)	84	13,434
Oxbow Carbon, LLC
Term Loan - Second Lien, 8.24%, (1 mo. USD LIBOR + 7.00%), Maturing January 17, 2020	150	150,656

		$1,250,400

Oil and Gas — 1.3%
Ameriforge Group, Inc.
Term Loan, 14.33%, (9.33% (3 mo. USD LIBOR + 8.00%) Cash, 5.00% PIK), Maturing June 8, 2022	77	$81,742

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Aquilex Holdings, LLC
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing October 3, 2024	125	$126,094
BCP Raptor, LLC
Term Loan, 5.52%, (2 mo. USD LIBOR + 4.25%), Maturing June 24, 2024	125	126,285
Bronco Midstream Funding, LLC
Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 15, 2020	235	237,001
CITGO Holding, Inc.
Term Loan, 9.84%, (3 mo. USD LIBOR + 8.50%), Maturing May 12, 2018	128	130,179
Crestwood Holdings, LLC
Term Loan, 9.24%, (1 mo. USD LIBOR + 8.00%), Maturing June 19, 2019	159	159,618
Fieldwood Energy, LLC
Term Loan, 4.21%, (3 mo. USD LIBOR + 2.875%), Maturing September 28, 2018	196	188,044
Green Plains Renewable Energy, Inc.
Term Loan, 6.74%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023	150	151,125
MEG Energy Corp.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	1,059	1,063,895
Paragon Offshore Finance Company
Term Loan, 0.00%, Maturing July 18, 2021(4)(6)	1	0
Term Loan, 7.35%, (3 mo. USD LIBOR + 6.00% (1.00% Cash, 6.35% PIK)), Maturing July 18, 2022	9	7,682
Seadrill Partners Finco, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing February 21, 2021	298	228,203
Sheridan Investment Partners II L.P.
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	27	23,254
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	73	62,352
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	527	448,231
Sheridan Production Partners I, LLC
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	17	14,421
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	28	23,609
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	210	178,174

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Ultra Resources, Inc.
Term Loan, 4.31%, (2 mo. USD LIBOR + 3.00%), Maturing April 12, 2024	250	$250,729

		$3,500,638

Publishing — 0.6%
Ascend Learning, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 12, 2024	175	$176,331
Getty Images, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	706	619,899
LSC Communications, Inc.
Term Loan, 7.20%, (1 week USD LIBOR + 6.00%), Maturing September 30, 2022	188	189,375
Merrill Communications, LLC
Term Loan, 6.63%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	117	117,468
ProQuest, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2021	318	321,921
Tweddle Group, Inc.
Term Loan, 7.38%, (3 mo. USD LIBOR + 6.00%), Maturing October 24, 2022	144	145,458

		$1,570,452

Radio and Television — 0.6%
AP NMT Acquisition B.V.
Term Loan, 7.09%, (3 mo. USD LIBOR + 5.75%), Maturing August 13, 2021	97	$93,796
CBS Radio, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing October 17, 2023	225	226,575
Cumulus Media Holdings, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing December 23, 2020	696	607,936
Entercom Radio, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 3.50%), Maturing November 1, 2023	167	167,710
Hubbard Radio, LLC
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing May 27, 2022	92	91,896
iHeartCommunications, Inc.
Term Loan, 8.83%, (3 mo. USD LIBOR + 7.50%), Maturing July 30, 2019	450	340,031

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Raycom TV Broadcasting, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 23, 2024	175	$176,312

		$1,704,256

Retailers (Except Food and Drug) — 1.1%
Ascena Retail Group, Inc.
Term Loan, 5.75%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	273	$238,342
Bass Pro Group, LLC
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	250	243,594
BJ’s Wholesale Club, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing February 3, 2024	174	170,168
CDW, LLC
Term Loan, 3.34%, (3 mo. USD LIBOR + 2.00%), Maturing August 17, 2023	358	360,988
David’s Bridal, Inc.
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	368	304,446
Evergreen Acqco 1 L.P.
Term Loan, 5.11%, (3 mo. USD LIBOR + 3.75%), Maturing July 9, 2019	364	334,817
Global Appliance, Inc.
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	150	150,328
J. Crew Group, Inc.
Term Loan, 4.29%, (USD LIBOR + 3.00%), Maturing March 5, 2021(2)(4)	530	281,826
LSF9 Atlantis Holdings, LLC
Term Loan, 7.24%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	174	175,174
Men’s Wearhouse, Inc. (The)
Term Loan, 4.77%, (USD LIBOR + 3.50%), Maturing June 18, 2021(2)	145	143,986
Michaels Stores, Inc.
Term Loan, 3.99%, (USD LIBOR + 2.75%), Maturing January 30, 2023(2)	356	356,274
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	97	93,364
Staples, Inc.
Term Loan, 5.31%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	100	94,579

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Vivid Seats Ltd.
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2024	175	$175,217

		$3,123,103

Steel — 0.1%
Neenah Foundry Company
Term Loan, 7.79%, (2 mo. USD LIBOR + 6.50%), Maturing April 26, 2019	71	$70,083
Zekelman Industries, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing June 14, 2021	152	152,600

		$222,683

Surface Transport — 0.1%
Stena International S.a.r.l.
Term Loan, 4.34%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	265	$247,020

		$247,020

Telecommunications — 1.8%
CenturyLink, Inc.
Term Loan, 2.75%, Maturing January 31, 2025(5)	825	$815,117
Consolidated Communications, Inc.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2023	125	123,052
Digicel International Finance Limited
Term Loan, 5.07%, (3 mo. USD LIBOR + 3.75%), Maturing May 28, 2024	125	126,016
Frontier Communications Corp.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024	249	237,880
Global Eagle Entertainment, Inc.
Term Loan, 8.71%, (3 mo. USD LIBOR + 7.50%), Maturing January 6, 2023	222	218,114
Intelsat Jackson Holdings S.A.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing June 30, 2019	650	649,255
IPC Corp.
Term Loan, 5.89%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021	341	333,572
Mitel Networks Corporation
Term Loan, Maturing July 27, 2023(3)	75	75,820
Onvoy, LLC
Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024	124	124,336

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Sprint Communications, Inc.
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024	622	$624,429
Syniverse Holdings, Inc.
Term Loan, 4.24%, (3 mo. USD LIBOR + 3.00%), Maturing April 23, 2019	328	320,406
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing April 23, 2019	237	231,173
Telesat Canada
Term Loan, 4.32%, (1 mo. USD LIBOR + 3.00%), Maturing November 17, 2023	891	899,768
Unitymedia Finance, LLC
Term Loan, Maturing October 16, 2024(3)	150	149,797

		$4,928,735

Utilities — 0.8%
Calpine Construction Finance Company L.P.
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing May 3, 2020	192	$192,128
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2022	72	71,944
Calpine Corporation
Term Loan, 4.09%, (3 mo. USD LIBOR + 2.75%), Maturing January 15, 2024	881	885,448
Granite Acquisition, Inc.
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing December 19, 2021	21	21,336
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing December 19, 2021	466	471,970
Invenergy Thermal Operating I, LLC
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing October 19, 2022	207	196,034
Lightstone Generation, LLC
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 30, 2024	17	17,496
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 30, 2024	279	280,788
Lonestar Generation, LLC
Term Loan, 5.57%, (3 mo. USD LIBOR + 4.25%), Maturing February 22, 2021	97	95,958

		$2,233,102

Total Senior Floating-Rate Loans (identified cost $95,078,973)		$94,379,470

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Corporate Bonds & Notes — 18.8%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.2%
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(7)	500	$508,750

		$508,750

Automotive — 0.9%
American Axle & Manufacturing, Inc.
6.25%, 4/1/25(7)	375	$385,313
Deck Chassis Acquisition, Inc.
10.00%, 6/15/23(7)	1,000	1,125,000
Navistar International Corp.
8.25%, 11/1/21	1,000	1,004,150

		$2,514,463

Building and Development — 0.3%
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(7)	675	$720,562
VICI Properties 1, LLC/VICI FC, Inc.
8.00%, 10/15/23	10	11,325

		$731,887

Business Equipment and Services — 1.2%
EIG Investors Corp.
10.875%, 2/1/24	960	$1,065,600
First Data Corp.
7.00%, 12/1/23(7)	1,000	1,072,520
ServiceMaster Co., LLC (The)
7.45%, 8/15/27	1,000	1,092,500

		$3,230,620

Cable and Satellite Television — 1.5%
Cablevision Systems Corp.
8.00%, 4/15/20	1,000	$1,110,000
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.50%, 5/1/26(7)	1,000	1,027,500
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
5.125%, 12/15/21(7)	1,000	1,023,750
SFR Group S.A.
6.00%, 5/15/22(7)	1,000	1,043,750

		$4,205,000

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 1.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
7.25%, 5/15/24(7)	1,010	$1,113,525
BWAY Holding Co.
5.50%, 4/15/24(7)	1,000	1,043,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
7.00%, 7/15/24(7)	985	1,053,334

		$3,210,609

Distribution & Wholesale — 0.3%
American Tire Distributors, Inc.
10.25%, 3/1/22(7)	750	$785,625

		$785,625

Drugs — 0.3%
Valeant Pharmaceuticals International, Inc.
5.875%, 5/15/23(7)	910	$770,088

		$770,088

Ecological Services and Equipment — 0.4%
Covanta Holding Corp.
5.875%, 7/1/25	1,000	$992,500

		$992,500

Electric Utilities — 0.3%
NRG Yield Operating, LLC
5.00%, 9/15/26	810	$838,350

		$838,350

Electronics / Electrical — 0.8%
Infor (US), Inc.
6.50%, 5/15/22	1,000	$1,049,800
Western Digital Corp.
10.50%, 4/1/24	1,000	1,176,000

		$2,225,800

Financial Intermediaries — 0.2%
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
6.00%, 8/1/20	645	$665,559

		$665,559

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Financial Services — 0.4%
Solera, LLC/Solera Finance, Inc.
10.50%, 3/1/24(7)		1,000	$1,145,000

			$1,145,000

Food Products — 0.7%
Dean Foods Co.
6.50%, 3/15/23(7)		635	$638,175
Iceland Bondco PLC
4.629%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(7)(8)	GBP	62	82,371
TreeHouse Foods, Inc.
6.00%, 2/15/24(7)		1,000	1,075,000

			$1,795,546

Health Care — 2.1%
HCA Healthcare, Inc.
6.25%, 2/15/21		1,000	$1,077,500
HCA, Inc.
4.50%, 2/15/27		10	10,125
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.
7.50%, 10/1/24(7)		600	664,500
Kinetic Concepts, Inc./KCI USA, Inc.
7.875%, 2/15/21(7)		1,500	1,567,500
12.50%, 11/1/21(7)		525	586,687
MPH Acquisition Holdings, LLC
7.125%, 6/1/24(7)		1,000	1,078,750
WellCare Health Plans, Inc.
5.25%, 4/1/25		750	791,250

			$5,776,312

Insurance — 0.5%
Alliant Holdings Intermediate, LLC
8.25%, 8/1/23(7)		1,000	$1,067,500
Ardonagh Midco 3 PLC
8.625%, 7/15/23(7)		225	238,466

			$1,305,966

Internet Software & Services — 0.3%
Riverbed Technology, Inc.
8.875%, 3/1/23(7)		1,010	$907,738

			$907,738

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 0.7%
AMC Entertainment Holdings, Inc.
6.125%, 5/15/27	2,000	$1,990,000

		$1,990,000

Lodging and Casinos — 0.4%
Hilton Domestic Operating Co., Inc.
4.25%, 9/1/24	55	$56,306
Hilton Worldwide Finance, LLC / Hilton Worldwide Finance Corp.
4.625%, 4/1/25	1,000	1,033,750

		$1,090,056

Metals / Mining — 0.4%
Teck Resources, Ltd.
8.50%, 6/1/24(7)	1,000	$1,147,500

		$1,147,500

Nonferrous Metals / Minerals — 0.9%
Eldorado Gold Corp.
6.125%, 12/15/20(7)	1,000	$995,000
First Quantum Minerals, Ltd.
7.25%, 4/1/23(7)	1,000	1,062,500
New Gold, Inc.
6.25%, 11/15/22(7)	500	517,500

		$2,575,000

Oil and Gas — 2.3%
Extraction Oil & Gas, Inc./Extraction Finance Corp.
7.875%, 7/15/21(7)	1,000	$1,065,000
Great Western Petroleum, LLC/Great Western Finance Corp.
9.00%, 9/30/21(7)	1,000	1,030,000
Matador Resources Co.
6.875%, 4/15/23	1,000	1,062,500
Parsley Energy, LLC/Parsley Finance Corp.
6.25%, 6/1/24(7)	1,000	1,065,000
Seven Generations Energy, Ltd.
6.75%, 5/1/23(7)	1,000	1,067,500
WildHorse Resource Development Corp.
6.875%, 2/1/25(7)	1,000	995,000

		$6,285,000

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Pharmaceuticals — 0.4%
PRA Holdings, Inc.
9.50%, 10/1/23(7)		1,000	$1,082,500

			$1,082,500

Publishing — 0.4%
Laureate Education, Inc.
8.25%, 5/1/25(7)		975	$1,051,781

			$1,051,781

Surface Transport — 0.2%
Debt and Asset Trading Corp.
1.00%, 10/10/25(9)		800	$552,000

			$552,000

Technology — 0.4%
Dell International, LLC/EMC Corp.
7.125%, 6/15/24(7)		1,000	$1,104,159

			$1,104,159

Telecommunications — 1.1%
CenturyLink, Inc.
7.50%, 4/1/24		1,000	$1,065,000
Hughes Satellite Systems Corp.
6.625%, 8/1/26		1,000	1,057,500
Intelsat Jackson Holdings S.A.
7.25%, 10/15/20		500	483,600
Sprint Communications, Inc.
9.00%, 11/15/18(7)		371	393,724

			$2,999,824

Total Corporate Bonds & Notes (identified cost $50,643,274)			$51,487,633

Foreign Government Securities — 8.3%

Security		Principal Amount* (000’s omitted)	Value

Albania — 0.7%
Republic of Albania
5.75%, 11/12/20(9)	EUR	1,540	$2,022,838

Total Albania			$2,022,838

Security		Principal Amount* (000’s omitted)	Value

Armenia — 0.4%
Republic of Armenia
7.15%, 3/26/25(9)		1,050	$1,175,186

Total Armenia			$1,175,186

Bahamas — 0.7%
Commonwealth of Bahamas
5.75%, 1/16/24(9)		1,800	$1,878,750

Total Bahamas			$1,878,750

Barbados — 0.4%
Barbados Government International Bond
6.625%, 12/5/35(9)		855	$692,550
7.25%, 12/15/21(9)		300	282,900

Total Barbados			$975,450

Belarus — 0.7%
Republic of Belarus
6.875%, 2/28/23(9)		840	$895,474
7.625%, 6/29/27(9)		890	984,117

Total Belarus			$1,879,591

Cyprus — 0.2%
Republic of Cyprus
4.25%, 11/4/25(9)	EUR	450	$627,892

Total Cyprus			$627,892

Ecuador — 0.6%
Republic of Ecuador
7.95%, 6/20/24(9)		1,600	$1,622,000

Total Ecuador			$1,622,000

El Salvador — 0.6%
Republic of El Salvador
6.375%, 1/18/27(9)		1,508	$1,506,115
8.625%, 2/28/29(9)		200	227,000

Total El Salvador			$1,733,115

Fiji — 0.4%
Republic of Fiji
6.625%, 10/2/20(9)		929	$930,209

Total Fiji			$930,209

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Honduras — 0.5%
Honduras Government International Bond
6.25%, 1/19/27(9)		150	$162,506
8.75%, 12/16/20(9)		927	1,057,364

Total Honduras			$1,219,870

Macedonia — 0.7%
Republic of Macedonia
3.975%, 7/24/21(9)	EUR	1,164	$1,446,966
4.875%, 12/1/20(9)	EUR	425	540,208

Total Macedonia			$1,987,174

Poland — 0.1%
Republic of Poland
4.00%, 1/22/24		350	$375,589

Total Poland			$375,589

Rwanda — 0.4%
Republic of Rwanda
6.625%, 5/2/23(9)		1,100	$1,144,505

Total Rwanda			$1,144,505

Serbia — 0.4%
Republic of Serbia
4.875%, 2/25/20(9)		1,150	$1,199,811

Total Serbia			$1,199,811

Seychelles — 0.5%
Republic of Seychelles
7.00% to 1/1/18, 1/1/26(9)(10)		1,181	$1,235,787

Total Seychelles			$1,235,787

Sri Lanka — 0.7%
Republic of Sri Lanka
6.125%, 6/3/25(9)		800	$855,678
6.85%, 11/3/25(9)		1,000	1,112,485

Total Sri Lanka			$1,968,163

Security	Principal Amount* (000’s omitted)	Value

Suriname — 0.3%
Republic of Suriname
9.25%, 10/26/26(9)	718	$781,722

Total Suriname		$781,722

Total Foreign Government Securities (identified cost $21,534,685)		$22,757,652

Sovereign Loans — 1.1%

Borrower	Principal Amount (000’s omitted)	Value

Barbados — 0.4%
Government of Barbados
Term Loan, 11.44%, (3 mo. USD LIBOR +10.00%), Maturing December 20, 2019(8)(11)	$1,000	$1,004,352

Total Barbados		$1,004,352

Kenya — 0.0%(12)
Government of Kenya
Term Loan, 6.53%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(8)	$100	$100,000

Total Kenya		$100,000

Tanzania — 0.7%
Government of the United Republic of Tanzania
Term Loan, 6.65%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(8)	$1,900	$1,938,015

Total Tanzania		$1,938,015

Total Sovereign Loans (identified cost $2,988,462)		$3,042,367

Mortgage Pass-Throughs — 10.9%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
2.858%, (COF + 1.25%), with maturity at 2035(13)	$1,766	$1,826,513
6.00%, with various maturities to 2029	1,466	1,636,285
6.15%, with maturity at 2027	428	479,280
6.50%, with maturity at 2032	1,332	1,512,433
7.00%, with various maturities to 2036	2,450	2,848,574
7.50%, with maturity at 2024	678	743,260

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
8.00%, with maturity at 2034	$1,031	$1,198,935
8.50%, with maturity at 2031	807	934,107
9.00%, with maturity at 2031	113	132,101
9.50%, with maturity at 2022	18	19,294

		$11,330,782

Federal National Mortgage Association:
2.942%, (6 mo. USD LIBOR + 1.54%), with maturity at 2037(13)	$521	$538,913
5.00%, with various maturities to 2040	2,287	2,498,299
5.50%, with various maturities to 2033	1,601	1,781,642
6.00%, with maturity at 2023	892	963,823
6.32%, (COF + 2.00%, Floor 6.32%), with maturity at 2032(13)	689	753,382
6.50%, with various maturities to 2036	3,285	3,706,333
7.00%, with various maturities to 2037	1,621	1,846,048
7.50%, with maturity at 2035	2,524	2,905,944
8.00%, with various maturities to 2034	585	667,370
10.00%, with various maturities to 2031	77	83,625

		$15,745,379

Government National Mortgage Association:
7.50%, with maturity at 2025	$1,021	$1,121,264
8.00%, with maturity at 2034	1,406	1,634,142
9.50%, with maturity at 2025	53	57,336
11.00%, with maturity at 2018	1	1,450

		$2,814,192

Total Mortgage Pass-Throughs (identified cost $28,856,857)		$29,890,353

Collateralized Mortgage Obligations — 23.5%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	$690	$766,433
Series 2167, Class BZ, 7.00%, 6/15/29	555	627,321
Series 2182, Class ZB, 8.00%, 9/15/29	1,003	1,164,849
Series 2631, (Interest Only), Class DS, 5.861%, (7.10% - 1 mo. USD LIBOR), 6/15/33(14)(15)	1,262	199,102
Series 2770, (Interest Only), Class SH, 5.861%, (7.10% - 1 mo. USD LIBOR), 3/15/34(14)(15)	1,635	323,148
Series 2981, (Interest Only), Class CS, 5.481%, (6.72% - 1 mo. USD LIBOR), 5/15/35(14)(15)	953	147,195
Series 3114, (Interest Only), Class TS, 5.411%, (6.65% - 1 mo. USD LIBOR), 9/15/30(14)(15)	2,499	332,328
Series 3309, (Principal Only), Class DO, 0.00%, 4/15/37(16)	1,525	1,354,993

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 3339, (Interest Only), Class JI, 5.351%, (6.59% - 1 mo. USD LIBOR), 7/15/37(14)(15)	$2,714	$488,480
Series 4109, (Interest Only), Class ES, 4.911%, (6.15% - 1 mo. USD LIBOR), 12/15/41(14)(15)	35	6,421
Series 4121, (Interest Only), Class IM, 4.00%, 10/15/39(15)	3,823	375,666
Series 4163, (Interest Only), Class GS, 4.961%, (6.20% - 1 mo. USD LIBOR), 11/15/32(14)(15)	4,518	871,382
Series 4169, (Interest Only), Class AS, 5.011%, (6.25% - 1 mo. USD LIBOR), 2/15/33(14)(15)	2,601	424,578
Series 4180, (Interest Only), Class GI, 3.50%, 8/15/26(15)	2,382	202,939
Series 4203, (Interest Only), Class QS, 5.011%, (6.25% - 1 mo. USD LIBOR), 5/15/43(14)(15)	2,754	418,828
Series 4212, (Interest Only), Class SA, 4.961%, (6.20% - 1 mo. USD LIBOR), 7/15/38(14)(15)	4,590	482,684
Series 4273, Class PU, 4.00%, 11/15/43	428	444,067
Series 4332, (Interest Only), Class KI, 4.00%, 9/15/43(15)	1,278	158,463
Series 4337, Class YT, 3.50%, 4/15/49	2,141	2,163,897
Series 4370, (Interest Only), Class IO, 3.50%, 9/15/41(15)	1,679	207,366
Series 4416, Class SU, 6.13%, (8.60% - 1 mo. USD LIBOR x 2.00), 12/15/44(14)	1,510	1,495,068
Series 4452, Class ZJ, 3.00%, 11/15/44	1,062	976,902
Series 4478, (Principal Only), Class PO, 0.00%, 5/15/45(16)	1,013	874,868
Series 4497, (Interest Only), Class CS, 4.961%, (6.20% - 1 mo. USD LIBOR), 9/15/44(14)(15)	3,974	812,947
Series 4507, (Interest Only), Class EI, 4.00%, 8/15/44(15)	4,018	714,968
Series 4535, (Interest Only), Class JS, 4.861%, (6.10% - 1 mo. USD LIBOR), 11/15/43(14)(15)	4,701	652,040
Series 4548, (Interest Only), Class JS, 4.861%, (6.10% - 1 mo. USD LIBOR), 9/15/43(14)(15)	4,961	736,030
Series 4584, Class PM, 3.00%, 5/15/46	1,551	1,583,288
Series 4608, Class TV, 3.50%, 1/15/55	2,277	2,303,694
Series 4629, (Interest Only), Class QI, 3.50%, 11/15/46(15)	4,051	672,773
Series 4630, Class CZ, 3.00%, 12/15/43	1,263	1,241,709
Series 4644, (Interest Only), Class TI, 3.50%, 1/15/45(15)	3,345	494,344
Series 4653, (Interest Only), Class PI, 3.50%, 7/15/44(15)	3,828	511,690
Series 4667, (Interest Only), Class PI, 3.50%, 5/15/42(15)	4,847	718,503
Series 4677, Class SB, 11.06%, (16.00% - 1 mo. USD LIBOR x 4.00), 4/15/47(14)	974	1,040,029
Series 4695, Class CA, 3.00%, 10/15/41	1,519	1,487,383

		$27,476,376

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA2, Class M2, 4.688%, (1 mo. USD LIBOR + 3.45%), 10/25/29(8)	$2,000	$2,125,281

		$2,125,281

Federal National Mortgage Association:
Series G-33, Class PT, 7.00%, 10/25/21	$64	$67,575
Series 1989-89, Class H, 9.00%, 11/25/19	9	9,014
Series 1991-122, Class N, 7.50%, 9/25/21	69	73,607
Series 1994-42, Class K, 6.50%, 4/25/24	249	270,742
Series 1997-38, Class N, 8.00%, 5/20/27	325	374,827
Series 2004-46, (Interest Only), Class SI, 4.762%, (6.00% - 1 mo. USD LIBOR), 5/25/34(14)(15)	1,659	223,785
Series 2005-17, (Interest Only), Class SA, 5.462%, (6.70% - 1 mo. USD LIBOR), 3/25/35(14)(15)	1,328	265,177
Series 2006-8, (Principal Only), Class WQ, 0.00%, 3/25/36(16)	1,157	1,021,418
Series 2006-42, (Interest Only), Class PI, 5.352%, (6.59% - 1 mo. USD LIBOR), 6/25/36(14)(15)	2,254	405,392
Series 2006-44, (Interest Only), Class IS, 5.362%, (6.60% - 1 mo. USD LIBOR), 6/25/36(14)(15)	1,783	318,511
Series 2007-50, (Interest Only), Class LS, 5.212%, (6.45% - 1 mo. USD LIBOR), 6/25/37(14)(15)	1,388	250,732
Series 2007-74, Class AC, 5.00%, 8/25/37	1,638	1,773,122
Series 2008-26, (Interest Only), Class SA, 4.962%, (6.20% - 1 mo. USD LIBOR), 4/25/38(14)(15)	2,085	345,319
Series 2008-29, (Interest Only), Class CI, 5.00%, 9/25/35(15)	10	13
Series 2008-61, (Interest Only), Class S, 4.862%, (6.10% - 1 mo. USD LIBOR), 7/25/38(14)(15)	3,040	514,116
Series 2010-99, (Interest Only), Class NS, 5.362%, (6.60% - 1 mo. USD LIBOR), 3/25/39(14)(15)	1,403	70,611
Series 2010-109, (Interest Only), Class PS, 5.362%, (6.60% - 1 mo. USD LIBOR), 10/25/40(14)(15)	3,373	604,013
Series 2010-119, (Interest Only), Class SK, 4.762%, (6.00% - 1 mo. USD LIBOR), 4/25/40(14)(15)	64	398
Series 2010-124, (Interest Only), Class SJ, 4.812%, (6.05% - 1 mo. USD LIBOR), 11/25/38(14)(15)	1,796	138,395
Series 2010-147, (Interest Only), Class KS, 4.712%, (5.95% - 1 mo. USD LIBOR), 1/25/41(14)(15)	4,511	606,927
Series 2010-150, (Interest Only), Class GS, 5.512%, (6.75% - 1 mo. USD LIBOR), 1/25/21(14)(15)	1,736	103,459
Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, 6.00% Cap), 6/25/41(14)	518	566,921
Series 2012-52, (Interest Only), Class AI, 3.50%, 8/25/26(15)	3,494	248,244

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2012-56, (Interest Only), Class SU, 5.512%, (6.75% - 1 mo. USD LIBOR), 8/25/26(14)(15)	$833	$43,422
Series 2012-63, (Interest Only), Class EI, 3.50%, 8/25/40(15)	3,600	325,498
Series 2012-103, (Interest Only), Class GS, 4.862%, (6.10% - 1 mo. USD LIBOR), 2/25/40(14)(15)	3,958	366,502
Series 2012-112, (Interest Only), Class SB, 4.912%, (6.15% - 1 mo. USD LIBOR), 9/25/40(14)(15)	4,911	702,496
Series 2012-118, (Interest Only), Class IN, 3.50%, 11/25/42(15)	4,715	882,478
Series 2012-134, Class ZT, 2.00%, 12/25/42	1,541	1,313,754
Series 2012-150, (Interest Only), Class PS, 4.912%, (6.15% - 1 mo. USD LIBOR), 1/25/43(14)(15)	5,525	926,803
Series 2012-150, (Interest Only), Class SK, 4.912%, (6.15% - 1 mo. USD LIBOR), 1/25/43(14)(15)	3,084	496,653
Series 2013-6, Class TA, 1.50%, 1/25/43	1,573	1,534,341
Series 2013-23, (Interest Only), Class CS, 5.012%, (6.25% - 1 mo. USD LIBOR), 3/25/33(14)(15)	2,610	435,986
Series 2013-52, Class MD, 1.25%, 6/25/43	1,754	1,649,607
Series 2013-54, (Interest Only), Class HS, 5.062%, (6.30% - 1 mo. USD LIBOR), 10/25/41(14)(15)	2,261	248,690
Series 2014-32, (Interest Only), Class EI, 4.00%, 6/25/44(15)	1,058	178,176
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(15)	3,077	445,887
Series 2014-80, (Interest Only), Class BI, 3.00%, 12/25/44(15)	5,171	750,516
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(15)	2,473	442,511
Series 2015-14, (Interest Only), Class KI, 3.00%, 3/25/45(15)	5,650	811,829
Series 2015-17, (Interest Only), Class SA, 4.962%, (6.20% - 1 mo. USD LIBOR), 11/25/43(14)(15)	4,173	607,990
Series 2015-52, (Interest Only), Class MI, 3.50%, 7/25/45(15)	2,953	457,987
Series 2015-57, (Interest Only), Class IO, 3.00%, 8/25/45(15)	13,789	1,958,007
Series 2015-74, Class SL, 1.622%, (2.35% - 1 mo. USD LIBOR x 0.587), 10/25/45(14)	867	572,940
Series 2015-89, Class ZB, 3.00%, 5/25/54	399	398,814
Series 2015-93, (Interest Only), Class BS, 4.912%, (6.15% - 1 mo. USD LIBOR), 8/25/45(14)(15)	4,447	854,974
Series 2015-95, (Interest Only), Class SB, 4.762%, (6.00% - 1 mo. USD LIBOR), 1/25/46(14)(15)	3,808	701,836
Series 2017-15, Class LE, 3.00%, 6/25/46	1,938	1,953,595

21	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2017-46, (Interest Only), Class NI, 3.00%, 8/25/42(15)	$3,389	$449,238
Series 2017-66, Class ZJ, 3.00%, 9/25/57	1,404	1,339,661

		$29,102,509

Federal National Mortgage Association Connecticut Avenue Securities:
Series 2017-C01, Class 1B1, 6.988%, (1 mo. USD LIBOR + 5.75%), 7/25/29(8)	$730	$823,869
Series 2017-C03, Class 1B1, 6.088%, (1 mo. USD LIBOR + 4.85%), 10/25/29(8)	500	528,327
Series 2017-C03, Class 1M2, 4.238%, (1 mo. USD LIBOR + 3.00%), 10/25/29(8)	2,000	2,071,567

		$3,423,763

Government National Mortgage Association:
Series 2011-156, Class GA, 2.00%, 12/16/41	$396	$348,688
Series 2013-131, Class GS, 2.265%, (3.50% - 1 mo. USD LIBOR), 6/20/43(14)	989	760,043
Series 2017-82, Class TZ, 2.50%, 2/16/43	425	418,673
Series 2017-121, (Interest Only), Class DS, 3.261%, (4.50% - 1 mo. USD LIBOR), 8/20/47(14)(15)	6,857	530,653

		$2,058,057

Total Collateralized Mortgage Obligations (identified cost $66,581,729)		$64,185,986

Commercial Mortgage-Backed Securities — 7.2%

Security	Principal Amount (000’s omitted)	Value
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class D, 3.225%, 9/15/48(7)	$4,000	$3,301,856
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.665%, 4/15/47(7)(17)	1,425	1,281,230
Series 2014-C21, Class D, 4.66%, 8/15/47(7)(17)	1,425	1,226,974
Series 2014-C22, Class D, 4.559%, 9/15/47(7)(17)	1,850	1,591,783
Series 2014-C23, Class D, 3.958%, 9/15/47(7)(17)	850	735,445
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D, 5.408%, 8/15/46(7)(17)	1,850	1,872,091
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class D, 4.134%, 7/15/50(7)(17)	1,500	1,312,006
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.546%, 5/10/45(7)(17)	2,000	2,021,111
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class D, 6.049%, 1/10/45(7)(17)	2,000	2,169,268

Security	Principal Amount (000’s omitted)	Value

Wells Fargo Commercial Mortgage Trust
Series 2013-LC12, Class D, 4.294%, 7/15/46(7)(17)	$2,000	$1,841,199
Series 2015-SG1, Class C, 4.47%, 9/15/48(17)	1,399	1,373,588
WF-RBS Commercial Mortgage Trust
Series 2014-LC14, Class D, 4.586%, 3/15/47(7)(17)	1,150	977,829

Total Commercial Mortgage-Backed Securities (identified cost $19,681,708)		$19,704,380

Asset-Backed Securities — 14.4%

Security	Principal Amount (000’s omitted)	Value
ALM Loan Funding, Ltd.
Series 2013-7R2A, Class CR, 5.459%, (3 mo. USD LIBOR + 4.10%), 10/15/27(7)(8)	$2,000	$2,047,636
Series 2013-7R2A, Class DR, 8.809%, (3 mo. USD LIBOR + 7.45%), 10/15/27(7)(8)	3,000	3,089,522
Barings CLO, Ltd.
Series 2017-1A, Class E, 7.281%, (3 mo. USD LIBOR + 6.00%), 7/18/29(7)(8)	2,000	2,006,934
Cole Park CLO, Ltd.
Series 2015-1A, Class E, 7.407%, (3 mo. USD LIBOR + 6.10%), 10/20/28(7)(8)	3,000	3,011,670
Colony American Homes
Series 2014-1A, Class C, 3.087%, (1 mo. USD LIBOR + 1.85%), 5/17/31(7)(8)	760	764,275
Dryden XL Senior Loan Fund
Series 2015-40A, Class E, 7.265%, (3 mo. USD LIBOR + 5.95%), 8/15/28(7)(8)	1,150	1,155,247
Ford Credit Auto Owner Trust
Series 2014-1, Class B, 2.41%, 11/15/25(7)	100	100,051
Highbridge Loan Management, Ltd.
Series 5A-2015, Class E, 6.728%, (3 mo. USD LIBOR + 5.35%), 1/29/26(7)(8)	1,963	1,959,533
Series 7A-2015, Class E, 7.065%, (3 mo. USD LIBOR + 5.75%), 11/15/26(7)(8)	1,250	1,252,161
Madison Park Funding XXV, Ltd.
Series 2017-25A, Class D, 7.353%, (3 mo. USD LIBOR + 6.10%), 4/25/29(7)(8)	3,000	3,008,727
Neuberger Berman CLO XIV, Ltd.
Series 2013-14A, Class DR, 5.028%, (3 mo. USD LIBOR + 3.65%), 1/28/30(7)(8)	2,563	2,616,795
Neuberger Berman CLO XVIII, Ltd.
Series 2014-18A, Class DR, 9.059%, (3 mo. USD LIBOR + 7.75%), 11/14/27(7)(8)	3,000	3,079,137
Oak Hill Credit Partners VII, Ltd.
Series 2012-7A, Class ER, 8.816%, (3 mo. USD LIBOR + 7.50%), 11/20/27(7)(8)	4,000	4,117,746

22	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Palmer Square CLO, Ltd.
Series 2013-2A, Class DR, 7.453%, (3 mo. USD LIBOR + 6.10%), 10/17/27(7)(8)	$2,000	$2,020,310
Series 2014-1A, Class DR, 8.253%, (3 mo. USD LIBOR + 6.90%), 1/17/27(7)(8)	3,000	3,012,841
Series 2015-1A, Class DR, 7.516%, (3 mo. USD LIBOR + 6.20%), 5/21/29(7)(8)	2,000	1,997,568
Sierra Receivables Funding Co., LLC
Series 2014-1A, Class B, 2.42%, 3/20/30(7)	90	90,147
Series 2015-1A, Class B, 3.05%, 3/22/32(7)	122	121,923
Voya CLO, Ltd.
Series 2015-3A, Class D2, 6.813%, (3 mo. USD LIBOR + 5.45%), 10/20/27(7)(8)	3,000	3,048,390
Wind River CLO, Ltd.
Series 2017-1A, Class E, 7.774%, (3 mo. USD LIBOR + 6.42%), 4/18/29(7)(8)	1,050	1,068,964

Total Asset-Backed Securities (identified cost $37,941,768)		$39,569,577

U.S. Government Agency Obligations — 0.6%

Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank
3.25%, 7/1/30	$1,500	$1,538,399

Total U.S. Government Agency Obligations (identified cost $1,472,528)		$1,538,399

Common Stocks — 0.6%

Security	Shares	Value

Automotive — 0.1%
Dayco Products, LLC(18)(19)	8,898	$278,062

		$278,062

Business Equipment and Services — 0.0%(12)
Education Management Corp.(4)(18)(19)	955,755	$0
RCS Capital Corp.(18)(19)	2,777	81,922

		$81,922

Electronics / Electrical — 0.1%
Answers Corp.(18)(19)	5,814	$92,055

		$92,055

Security		Shares	Value

Health Care — 0.0%(12)
New Millennium Holdco, Inc.(18)(19)		8,641	$2,808

			$2,808

Lodging and Casinos — 0.0%(12)
Caesars Entertainment Corp.(18)(19)		2,693	$34,874

			$34,874

Oil and Gas — 0.1%
AFG Holdings, Inc.(18)(19)		6,123	$208,182
Paragon Offshore Finance Company, Class A(18)(19)		270	301
Paragon Offshore Finance Company, Class B(18)(19)		135	2,616
Paragon Offshore, Ltd.(18)(19)		270	4,624
Samson Resources II, LLC, Class A(18)(19)		4,171	101,494

			$317,217

Publishing — 0.3%
ION Media Networks, Inc.(4)(19)		1,357	$708,707
MediaNews Group, Inc.(18)(19)		3,023	48,368

			$757,075

Total Common Stocks (identified cost $683,632)			$1,564,013

Convertible Preferred Stocks — 0.0%

Security		Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1(4)(18)(19)		1,063	$0

Total Convertible Preferred Stocks (identified cost $75,023)			$0

Short-Term Investments — 7.3%

Foreign Government Securities — 0.1%

Security		Principal Amount (000’s omitted)	Value

Greece — 0.1%
Hellenic Republic Treasury Bill, 0.00%, 2/2/18	EUR	170	$197,163

Total Greece			$197,163

Total Foreign Government Securities (identified cost $200,280)			$197,163

23	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

U.S. Treasury Obligations — 1.1%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 12/21/17(20)	$3,000	$2,995,979

Total U.S. Treasury Obligations (identified cost $2,995,875)		$2,995,979

Other — 6.1%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(21)	16,876,031	$16,877,719

Total Other (identified cost $16,878,498)		$16,877,719

Total Short-Term Investments (identified cost $20,074,653)		$20,070,861

Total Investments — 127.2% (identified cost $345,613,292)		$348,190,691

Other Assets, Less Liabilities — (27.2)%		$(74,353,403)

Net Assets — 100.0%		$273,837,288

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

The stated interest rate represents the weighted average interest rate at October 31, 2017 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)	This Senior Loan will settle after October 31, 2017, at which time the interest rate will be determined.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(5)	Fixed-rate loan.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $91,202,687 or 33.3% of the Fund’s net assets.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $22,934,063 or 8.4% of the Fund’s net assets.

(10)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2017.

(11)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(12)	Amount is less than 0.05%.

(13)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2017.

(14)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2017.

(15)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(16)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(17)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2017.

(18)	Non-income producing security.

(19)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(20)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(21)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

24	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,029,546	EUR	852,570	State Street Bank and Trust Company	11/30/17	$34,991	$—
USD	582,165	EUR	490,110	JPMorgan Chase Bank, N.A.	12/1/17	10,404	—
USD	237,564	EUR	200,000	Goldman Sachs International	12/29/17	3,810	—
USD	2,079,269	EUR	1,753,289	Deutsche Bank AG	1/26/18	26,641	—
USD	80,882	GBP	61,511	State Street Bank and Trust Company	1/31/18	—	(1,050)
USD	1,992,421	EUR	1,684,922	Goldman Sachs International	2/1/18	19,139	—
USD	203,201	EUR	170,000	Goldman Sachs International	2/2/18	4,095	—

						$99,080	$(1,050)

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation

Interest Rate Futures
U.S. 5-Year Deliverable Interest Rate Swap	27	Short	Dec-17	$(2,716,031)	$22,208
U.S. 10-Year Deliverable Interest Rate Swap	67	Short	Dec-17	(6,762,813)	101,172

					$123,380

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	EUR	2,339	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	0.25 (pays annually	% )(1)	9/20/22	$(17,702)
LCH.Clearnet	EUR	370	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.00 (pays annually	% )(1)	9/20/27	(5,809)
LCH.Clearnet	USD	1,200	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.50 (pays semi-annually	% )(1)	3/20/20	3,576
LCH.Clearnet	USD	645	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.87 (pays semi-annually	% )	9/18/22	5,838
LCH.Clearnet	USD	320	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.11 (pays semi-annually	% )	9/5/27	6,052
LCH.Clearnet	USD	1,371	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.18 (pays semi-annually	% )	9/19/27	18,756

								$10,711

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

25	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

Indonesia	ICE Clear Credit	$5,200	1.00 (pays quarterly	% )(1)	12/20/22	0.94%	$21,849	$13,284	$35,133

Total		$5,200					$21,849	$13,284	$35,133

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Brazil	Citibank, N.A.	$8,000	1.00 (pays quarterly	% )(1)	12/20/22	1.70%	$(257,914)	$386,332	$128,418
Colombia	Goldman Sachs International	5,000	1.00 (pays quarterly	% )(1)	12/20/22	1.11	(19,937)	73,594	53,657
Croatia	Nomura International PLC	5,000	1.00 (pays quarterly	% )(1)	12/20/21	0.80	45,209	190,274	235,483
Cyprus	Goldman Sachs International	5,000	1.00 (pays quarterly	% )(1)	12/20/21	1.87	(161,462)	224,279	62,817
Hungary	Barclays Bank PLC	2,200	1.00 (pays quarterly	% )(1)	12/20/21	0.74	25,121	8,537	33,658
Kazakhstan	Barclays Bank PLC	2,500	1.00 (pays quarterly	% )(1)	12/20/22	1.25	(27,616)	39,143	11,527
Mexico	BNP Paribas	5,000	1.00 (pays quarterly	% )(1)	12/20/22	1.06	(9,802)	31,050	21,248
Romania	Barclays Bank PLC	2,200	1.00 (pays quarterly	% )(1)	12/20/21	0.78	21,634	(4,289)	17,345
Russia	Citibank, N.A.	5,000	1.00 (pays quarterly	% )(1)	12/20/22	1.28	(62,362)	120,249	57,887
Russia	Goldman Sachs International	4,000	1.00 (pays quarterly	% )(1)	12/20/22	1.28	(49,889)	89,900	40,011
Turkey	BNP Paribas	9,500	1.00 (pays quarterly	% )(1)	12/20/22	1.84	(366,798)	344,609	(22,189)

Total		$53,400					$(863,816)	$1,503,678	$639,862

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2017, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $58,600,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

26	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Portfolio of Investments — continued

Abbreviations:

COF	–	Cost of Funds 11th District
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

27	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $328,734,794)	$331,312,972
Affiliated investment, at value (identified cost, $16,878,498)	16,877,719
Cash	3,113,492
Deposits for derivatives collateral —
Financial futures contracts	537,546
Centrally cleared swap contracts	4,585,753
OTC derivatives	400,000
Foreign currency, at value (identified cost, $352,157)	348,269
Interest receivable	2,960,500
Dividends receivable from affiliated investment	16,975
Receivable for investments sold	944,967
Receivable for variation margin on open centrally cleared swap contracts	596
Receivable for open forward foreign currency exchange contracts	99,080
Receivable for open swap contracts	662,051
Premium paid on open non-centrally cleared swap contracts	4,289
Tax reclaims receivable	20,393
Prepaid upfront fees on notes payable	26,731
Other assets	8,770
Total assets	$361,920,103

Liabilities
Notes payable	$83,000,000
Payable for investments purchased	2,787,331
Payable for variation margin on open financial futures contracts	2,489
Payable for open forward foreign currency exchange contracts	1,050
Payable for open swap contracts	22,189
Premium received on open non-centrally cleared swap contracts	1,507,967
Payable to affiliates:
Investment adviser fee	275,375
Trustees’ fees	2,063
Accrued expenses	484,351
Total liabilities	$88,082,815
Commitments and contingencies (Note 10)
Net Assets	$273,837,288

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 17,880,596 shares issued and outstanding	$178,806
Additional paid-in capital	281,790,875
Accumulated net realized loss	(10,687,431)
Accumulated distributions in excess of net investment income	(948,004)
Net unrealized appreciation	3,503,042
Net Assets	$273,837,288

Net Asset Value
($273,837,288 ÷ 17,880,596 common shares issued and outstanding)	$15.31

28	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income (net of foreign taxes, $2,387)	$18,237,871
Dividends	185,087
Dividends from affiliated investment	146,467
Total investment income	$18,569,425

Expenses
Investment adviser fee	$3,325,043
Trustees’ fees and expenses	26,017
Custodian fee	315,778
Transfer and dividend disbursing agent fees	19,510
Legal and accounting services	257,865
Printing and postage	71,332
Interest expense and fees	1,947,492
Miscellaneous	61,066
Total expenses	$6,024,103

Net investment income	$12,545,322

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$976,098
Investment transactions — affiliated investment	(1,170)
Written options	58,297
Financial futures contracts	(274,324)
Swap contracts	2,080,921
Foreign currency transactions	181,705
Forward foreign currency exchange contracts	(556,269)
Net realized gain	$2,465,258
Change in unrealized appreciation (depreciation) —
Investments	$6,077,305
Investments — affiliated investment	(2,678)
Written options	(40,719)
Financial futures contracts	123,380
Swap contracts	698,806
Foreign currency	39,962
Forward foreign currency exchange contracts	397,920
Net change in unrealized appreciation (depreciation)	$7,293,976

Net realized and unrealized gain	$9,759,234

Net increase in net assets from operations	$22,304,556

29	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$12,545,322	$12,927,271
Net realized gain (loss)	2,465,258	(2,351,002)
Net change in unrealized appreciation (depreciation)	7,293,976	2,921,109
Net increase in net assets from operations	$22,304,556	$13,497,378
Distributions to shareholders —
From net investment income	$(16,312,002)	$(11,355,168)
Tax return of capital	(1,309,325)	(7,959,521)
Total distributions	$(17,621,327)	$(19,314,689)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$—	$(723,031)
Net decrease in net assets from capital share transactions	$—	$(723,031)

Net increase (decrease) in net assets	$4,683,229	$(6,540,342)

Net Assets
At beginning of year	$269,154,059	$275,694,401
At end of year	$273,837,288	$269,154,059

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(948,004)	$708,271

30	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2017
Net increase in net assets from operations	$22,304,556
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(172,985,823)
Investments sold	194,386,232
Increase in short-term investments, net, excluding foreign government securities	(3,614,168)
Net amortization/accretion of premium (discount)	7,202,962
Amortization of prepaid upfront fees on notes payable	70,192
Increase in deposits for derivatives collateral — financial futures contracts	(537,546)
Increase in deposits for derivatives collateral — centrally cleared swap contracts	(4,585,753)
Decrease in deposits for derivatives collateral — OTC derivatives	167,373
Increase in interest receivable	(215,109)
Increase in dividends receivable from affiliated investment	(16,975)
Increase in receivable for variation margin on open centrally cleared swap contracts	(596)
Decrease in receivable for open forward foreign currency exchange contracts	1,890,908
Increase in receivable for open swap contracts	(662,051)
Decrease in premium paid on open non-centrally cleared swap contracts	36,090
Increase in tax reclaims receivable	(2,718)
Increase in other assets	(2,962)
Decrease in cash collateral due to broker	(567,373)
Decrease in written options outstanding, at value	(17,578)
Increase in payable for variation margin on open financial futures contracts	2,489
Decrease in payable for open forward foreign currency exchange contracts	(2,288,828)
Increase in payable for open swap contracts	9,089
Increase in premium received on open non-centrally cleared swap contracts	1,507,967
Decrease in payable to affiliate for investment adviser fee	(10,501)
Increase in payable to affiliate for Trustees’ fees	91
Decrease in accrued expenses	(33,844)
Decrease in unfunded loan commitments	(5,043)
Net change in unrealized (appreciation) depreciation from investments	(6,074,627)
Net realized gain from investments	(974,928)
Net cash provided by operating activities	$34,981,526

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(17,621,327)
Payment of prepaid upfront fees on notes payable	(70,000)
Proceeds from notes payable	74,000,000
Repayment of notes payable	(93,000,000)
Net cash used in financing activities	$(36,691,327)

Net decrease in cash*	$(1,709,801)

Cash at beginning of year(1)	$5,171,562

Cash at end of year(1)	$3,461,761

Supplemental disclosure of cash flow information
Cash paid for interest and fees	$1,918,785

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(2,070).

31	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Financial Highlights

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$15.050	$15.370	$16.460	$16.970	$17.860

Income (Loss) From Operations
Net investment income(1)	$0.702	$0.723	$0.777	$0.804	$0.824
Net realized and unrealized gain (loss)	0.544	0.030	(0.860)	(0.261)	(0.634)

Total income (loss) from operations	$1.246	$0.753	$(0.083)	$0.543	$0.190

Less Distributions
From net investment income	$(0.913)	$(0.635)	$(0.512)	$(0.759)	$(0.697)
Tax return of capital	(0.073)	(0.445)	(0.568)	(0.321)	(0.383)

Total distributions	$(0.986)	$(1.080)	$(1.080)	$(1.080)	$(1.080)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$0.007	$0.073	$0.027	$—

Net asset value — End of year	$15.310	$15.050	$15.370	$16.460	$16.970

Market value — End of year	$14.190	$13.360	$13.580	$14.530	$15.290

Total Investment Return on Net Asset Value(2)	9.16%	6.10%	0.84%	4.10%	1.47%

Total Investment Return on Market Value(2)	13.86%	6.60%	0.87%	2.05%	(5.72)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$273,837	$269,154	$275,694	$306,210	$320,514
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.49%	1.53%	1.51%	1.53%	1.55%
Interest and fee expense(4)	0.72%	0.61%	0.48%	0.36%	0.47%
Total expenses(3)	2.21%	2.14%	1.99%	1.89%	2.02%
Net investment income	4.61%	4.81%	4.84%	4.80%	4.72%
Portfolio Turnover	50%	42%	34%	41%	48%
Senior Securities:
Total notes payable outstanding (in 000’s)	$83,000	$102,000	$123,000	$128,000	$95,000
Asset coverage per $1,000 of notes payable(5)	$4,299	$3,639	$3,241	$3,392	$4,374

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7) and securities sold short.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

32	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange.

33

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Notes to Financial Statements — continued

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

34

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Notes to Financial Statements — continued

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and

35

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Notes to Financial Statements — continued

settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

O  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

P  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

Q  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$16,312,002	$11,355,168
Tax return of capital	$1,309,325	$7,959,521

During the year ended October 31, 2017, accumulated net realized loss was increased by $1,131,879, accumulated distributions in excess of net investment income was decreased by $2,110,405 and paid-in capital was decreased by $978,526 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, tax straddle transactions, premium amortization and accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(8,949,812)
Net unrealized appreciation	$817,419

36

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, futures contracts, swap contracts, investments in partnerships, premium amortization, accretion of market discount and tax straddle transactions.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $6,737,829 and deferred capital losses of $2,211,983 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2018 ($5,165,932) and October 31, 2019 ($1,571,897) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2017, $2,211,983 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$347,508,628

Gross unrealized appreciation	$8,473,500
Gross unrealized depreciation	(7,712,359)

Net unrealized appreciation	$761,141

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked-to-market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2017, the Fund’s investment leverage was 37% of its total leveraged assets. For the year ended October 31, 2017, the Fund’s investment adviser fee amounted to $3,325,043 or 0.74% of the Fund’s average daily total leveraged assets and 1.22% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

37

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Notes to Financial Statements — continued

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$143,168,256	$152,612,463
U.S. Government and Agency Securities	24,488,860	29,580,154

	$167,657,116	$182,192,617

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended October 31, 2017 and October 31, 2016.

At October 31, 2017, one shareholder owned 19.9% of the outstanding shares of the Fund.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the year ended October 31, 2017. During the year ended October 31, 2016, the Fund repurchased 55,500 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $723,031 and an average price per share of $13.03. The weighted average discount per share to NAV on these repurchases amounted to 14.41% for the year ended October 31, 2016.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, financial futures contracts, forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments. At October 31, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts and currency options to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including interest rate futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $956,830. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $1,093,070 at October 31, 2017.

The OTC derivatives in which the Fund invests (except for written options as the Fund, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a

38

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Notes to Financial Statements — continued

particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$35,133	$—	$157,602	$192,735
Receivable for open forward foreign currency exchange contracts	—	99,080	—	99,080
Receivable/Payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	91,964	—	—	91,964

Total Asset Derivatives	$127,097	$99,080	$157,602	$383,779

Derivatives not subject to master netting or similar agreements	$35,133	$—	$157,602	$192,735

Total Asset Derivatives subject to master netting or similar agreements	$91,964	$99,080	$—	$191,044

	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$—	$(23,511)	$(23,511)
Payable for open forward foreign currency exchange contracts	—	(1,050)	—	(1,050)
Payable/Receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	(955,780)	—	—	(955,780)

Total Liability Derivatives	$(955,780)	$(1,050)	$(23,511)	$(980,341)

Derivatives not subject to master netting or similar agreements	$—	$—	$(23,511)	$(23,511)

Total Liability Derivatives subject to master netting or similar agreements	$(955,780)	$(1,050)	$—	$(956,830)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared swap contracts, as applicable.

39

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Barclays Bank PLC	$46,755	$(27,616)	$—	$—	$19,139	$—
Deutsche Bank AG	26,641	—	—	—	26,641	—
Goldman Sachs International	27,044	(27,044)	—	—	—	—
JPMorgan Chase Bank, N.A.	10,404	—	—	—	10,404	—
Nomura International PLC	45,209	—	(45,209)	—	—	—
State Street Bank and Trust Company	34,991	(1,050)	—	—	33,941	—

	$191,044	$(55,710)	$(45,209)	$—	$90,125	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Barclays Bank PLC	$(27,616)	$27,616	$—	$—	$—	$—
BNP Paribas	(376,600)	—	376,600	—	—	—
Citibank, N.A.	(320,276)	—	—	320,276	—	400,000
Goldman Sachs International	(231,288)	27,044	204,244	—	—	—
State Street Bank and Trust Company	(1,050)	1,050	—	—	—	—

	$(956,830)	$55,710	$580,844	$320,276	$—	$—

Total — Deposits for derivatives collateral — OTC derivatives						$400,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

40

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$(58,665)	$—
Written options	—	58,297	—
Financial futures contracts	—	—	(274,324)
Swap contracts	2,054,035	—	26,886
Forward foreign currency exchange contracts	—	(556,269)	—

Total	$2,054,035	$(556,637)	$(247,438)
Change in unrealized appreciation (depreciation) —
Investments	$—	$41,087	$—
Written options	—	(40,719)	—
Financial futures contracts	—	—	123,380
Swap contracts	688,095	—	10,711
Forward foreign currency exchange contracts	—	397,920	—

Total	$688,095	$398,288	$134,091

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$7,617,000	$45,110,000	$47,639,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amounts of purchased and written currency options contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately $303,000 and $303,000, respectively.

7  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $140 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 20, 2018, the Fund pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 21, 2017, the Fund paid an upfront fee of $70,000, which is being amortized to interest expense through March 20, 2018. The unamortized balance at October 31, 2017 is approximately $27,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. Also included in interest expense is $26,923 of amortization of previously paid upfront fees related to the period from November 1, 2016 through March 21, 2017 when the Agreement was renewed. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2017, the Fund had borrowings outstanding under the Agreement of $83,000,000 at an interest rate of 2.05%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2017 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017. For the year ended October 31, 2017, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $92,986,301 and 1.78%, respectively.

41

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Notes to Financial Statements — continued

8  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

42

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Notes to Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans	$—	$94,049,174	$330,296	$94,379,470
Corporate Bonds & Notes	—	51,487,633	—	51,487,633
Foreign Government Securities	—	22,757,652	—	22,757,652
Sovereign Loans	—	3,042,367	—	3,042,367
Mortgage Pass-Throughs	—	29,890,353	—	29,890,353
Collateralized Mortgage Obligations	—	64,185,986	—	64,185,986
Commercial Mortgage-Backed Securities	—	19,704,380	—	19,704,380
Asset-Backed Securities	—	39,569,577	—	39,569,577
U.S. Government Agency Obligations	—	1,538,399	—	1,538,399
Common Stocks	34,874	820,432	708,707	1,564,013
Convertible Preferred Stocks	—	—	0	0
Short-Term Investments	—
Foreign Government Securities	—	197,163	—	197,163
U.S. Treasury Obligations	—	2,995,979	—	2,995,979
Other	—	16,877,719	—	16,877,719

Total Investments	$34,874	$347,116,814	$1,039,003	$348,190,691

Forward Foreign Currency Exchange Contracts	$—	$99,080	$—	$99,080
Futures Contracts	123,380	—	—	123,380
Swap Contracts	—	148,035	—	148,035

Total	$158,254	$347,363,929	$1,039,003	$348,561,186

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(1,050)	$—	$(1,050)
Swap Contracts	—	(979,291)	—	(979,291)

Total	$—	$(980,341)	$—	$(980,341)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

10  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund is approximately $932,000 (equal to 0.34% of net assets at October 31, 2017). The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Fund as incurred.

43

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2017, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Diversified Income Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2017

44

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $185,087, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 1.13% qualifies for the corporate dividends received deduction.

45

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

46

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company, and has no employees.

Number of Shareholders

As of October 31, 2017, Fund records indicate that there are 7 registered shareholders and approximately 9,262 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

47

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2018. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2020. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Class I Trustee	Until 2018. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2019. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2020. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

48

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2019. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2020. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class II Trustee	Until 2019. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2019. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Class I Trustee	Until 2018. Trustee since 2016.

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(3)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

49

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

50

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

51

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2319    10.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the

Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2016 and October 31, 2017 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$104,350	$103,028
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$33,715	$25,743
All Other Fees(3)	$0	$0

Total	$138,065	$128,771

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2016 and October 31, 2017; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/16	10/31/17
Registrant	$33,715	$25,743
Eaton Vance(1)	$56,434	$148,018

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” of “Eaton Vance”) is the investment adviser of the Fund. Catherine M. McDermott, Sarah C. Orvin, Scott H. Page, Eric A. Stein, Payson F. Swaffield and Andrew Szczurowski comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Ms. Orvin is a Vice President of EVM and has been a portfolio manager of the Fund since December 2016. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Fund since February 2005 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Stein is a Vice President of EVM, has been a portfolio manager of the Fund since December 2012 and is Co-Director of EVM’s Global Income Group. Mr. Swaffield is a Vice President and Chief Income Investment Officer of EVM and has been a portfolio manager of the Fund since February 2005. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Ms. McDermott and Messrs. Page, Stein, Swaffield and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	2	$2,862.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Sarah C. Orvin
Registered Investment Companies	1	$297.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott H. Page
Registered Investment Companies	12	$28,396.1	0	$0
Other Pooled Investment Vehicles	12	$8,654.4	1	$2.4
Other Accounts	8	$5,145.5	0	$0
Eric A. Stein(1)
Registered Investment Companies	14	$42,990.5	0	$0
Other Pooled Investment Vehicles	3	$385.3	1	$15.6
Other Accounts	0	$0	0	$0
Payson F. Swaffield
Registered Investment Companies	2	$2,862.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Andrew Szczurowski(1)
Registered Investment Companies	6	$6,630.0	0	$0
Other Pooled Investment Vehicles	1	$204.7	0	$0
Other Accounts	0	$0	0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies and pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Catherine C. McDermott	None
Sarah C. Orvin	None
Scott H. Page	None
Eric A. Stein	$1 - $10,000
Payson F. Swaffield	None
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, restricted shares of EVC’s nonvoting common stock and a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 22, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 22, 2017